                                                                  EXHIBIT 10.165



                     [FORM OF AMENDMENT TO LEASE AGREEMENT]

TO THE EXTENT, IF ANY, THAT THIS AMENDMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AMENDMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE AGENT ON THE SIGNATURE PAGE HEREOF.

                       AMENDMENT NO. 1 TO LEASE AGREEMENT

                  AMENDMENT NO. 1 TO LEASE AGREEMENT (this "Amendment"), dated as of October 15, 2001, between ATLAS FREIGHTER LEASING III, INC., a Delaware corporation (the "Lessor"), and ATLAS AIR, INC., a Delaware corporation (the "Lessee"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease Agreement.

                                   WITNESSETH:

                  WHEREAS, the Lessor and the Lessee are parties to a Lease Agreement, dated as of April 25, 2000, and more particularly described on
Schedule I hereto (as supplemented, the "Lease Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Lease Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. Section 1 of the Lease Agreement is hereby amended by deleting the definition of "Cash Equivalents" in its entirety and inserting the following definition in lieu thereof:

                  ""Cash Equivalents" means, as at any date of determination,
         (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within two years after the date of purchase; (ii) marketable direct obligations (fixed and/or floating rate) issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within two years after the date of purchase and having, at the time of the acquisition thereof and at all times thereafter, the highest rating obtainable from at least two of S&P, Moody's, and Fitch;
         (iii) Dollar-denominated marketable direct obligations (fixed and/or floating rate) issued by any corporation or commercial bank, including medium term notes and bonds, deposit notes and eurodollar/yankee notes and bonds, in each case maturing within two years after the date of purchase and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch and (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch; (iv) Dollar-denominated commercial paper maturing no more than two years from the date of purchase and issued by a corporation or commercial bank that, at the time of the acquisition of the commercial paper and at all times thereafter, both (A) has a short-term credit rating from at least two of S&P, Moody's, and Fitch and (B) does not have a short-term credit rating of less than A-1 (or the equivalent thereof) from S&P, P-1 (or the equivalent thereof) from Moody's, or F1 (or the equivalent thereof) from Fitch; (v) Dollar-denominated certificates of deposit, bankers' acceptances and/or time deposits maturing within two years after the date of purchase and issued or accepted by (a) any Lender or (b) any commercial bank that, at the time of acquisition of such security and at all times thereafter, both (A) has a short-term credit rating from at least two of S&P, Moody's, and Fitch and (B) does not have a short-term credit rating of less than A-1 (or the equivalent thereof) from S&P, P-1 (or the equivalent thereof) from Moody's, or F1 (or the equivalent thereof) from Fitch; (vi) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and
         (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either of S&P, Moody's, or Fitch; (vii) Dollar-denominated asset-backed securities (excluding any mortgage products) with a stated bullet maturity of no more than two years from the date of purchase and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch and (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch; (viii) repurchase agreements entered into with financial institutions satisfying the criteria set forth in clause (v) above with terms of not more than thirty days for securities described in clauses (i) and (ii) above and having a fair market value of at least 102% of the amount of the repurchase obligations; and (ix) auction rate securities (auction rate debt and money market preferreds) with terms of not more than ninety days and, at the time of acquisition thereof and at all times thereafter, both (A) having a rating from at least two of S&P, Moody's, and Fitch and (B) not having a rating of less than A from S&P, A2 from Moody's, or A from Fitch.".

                  2. Section 1 of the Lease Agreement is hereby further amended by deleting the definition of "Pricing Certificate" therefrom in its entirety.

                  3. Section 1 of the Lease Agreement is hereby further amended by deleting the definition of "S&P" in its entirety and inserting the following definition in lieu thereof:

                  ""S&P" means Standard & Poor's, a division of the McGraw-Hill Companies, Inc.".

                  4. Section 1 of the Lease Agreement is hereby further amended by inserting the following definitions in the appropriate alphabetical order:

                  ""FITCH" means Fitch, Inc."

                  ""INTERIM PERIOD" has the meaning assigned to that term in
         Section 1.1 of the Credit Agreement (as amended).".

                  ""UNRESTRICTED CASH AND CASH EQUIVALENTS" means Cash and Cash Equivalents that are not subject to any Lien or any other restriction or limitation on the Lessee's ability to withdraw (in the case of Cash) or sell (in the case of Cash Equivalents).".

                  5. Section 6(a) of the Lease Agreement is hereby amended by deleting clause (13) therefrom in its entirety and inserting the text "(13) Intentionally Omitted;" in lieu thereof.

                  6. Section 7(c)(i) of the Lease Agreement is hereby amended by adding the following text at the end thereof:

         "provided, that (x) the weighted average maturity of all Investments in Cash Equivalents shall not exceed twelve months, (y) no more than 10% of the Lessee's Investments in Cash Equivalents shall be in a single security or issuer (other than U.S. treasuries, U.S. government agency obligations and money market funds), and (z) no more than 50% of the Lessee's Investments in Cash Equivalents shall be in a single U.S. treasury or U.S. government agency security;".

                  7. Section 7(c)(iv) of the Lease Agreement is hereby amended by inserting the text, "at any time other than during the Interim Period," immediately before the text "the Lessee may".

                  8. Sections 7(e)(2), 7(e)(4), and 7(e)(6) of the Lease Agreement are hereby amended by inserting the text "at any time other than during the Interim Period," immediately before the text "the Lessee may" in each such clause.

                  9. Section 7(f) of the Lease Agreement is hereby amended by adding the following new clause (iv):

                  "(iv) MINIMUM LIQUIDITY. The Lessee shall not permit its reserve of Unrestricted Cash and Cash Equivalents to be less than $200,000,000 at any time.".

                  10. Section 7(g)(5) of the Lease Agreement is hereby amended by inserting the text, "at any time other than during the Interim Period," immediately before the text "the Lessee may".

                  11. Section 7(g)(9) of the Lease Agreement is hereby amended by deleting the text "to Colorado" and inserting the text "from Colorado to New York" in lieu thereof.

                  12. Attachment No. 1 to Exhibit D to the Lease Agreement is hereby amended by inserting the following text immediately before the text "J. Fundamental Changes":

         "J. MINIMUM LIQUIDITY (as of ______________, 200__)

                  1. Unrestricted Cash and Cash Equivalents: $

                  2. Minimum required under subsection 7(f)(iv): $200,000,000"

                  13. Attachment No. 1 to Exhibit D to the Lease Agreement is hereby further amended by renumbering items "J.", "K.", and "L." as "K.", "L.", and "M.", respectively.

                  14. This Amendment shall become effective on the date (the "Lease Amendment Effective Date") when (i) the Lessor and the Requisite Lenders (as defined in the Credit Agreement) have signed a counterpart (whether the same or different counterparts) to that certain First Amendment, Consent and Waiver to Credit Agreement (the "Credit Agreement Amendment"), dated as of the date hereof, among the Lessor, the Lenders (as defined in such Credit Agreement Amendment) and the Agent, and have delivered (including by way of facsimile) the same to the Agent, (ii) the Lessor, the Lessee and the Agent have signed a counterpart hereof (whether the same or different counterparts) and have delivered (including by way of facsimile) the same to the Agent, (iii) the fees required by Section 13 of the Credit Agreement Amendment have been paid and (iv) all other fees, costs, and expenses owing to the Agent or the Lenders, including, without limitation, the fees of White & Case LLP, have been paid.

                  15. In order to induce the Lessor and the Agent to enter into this Amendment, and in order to induce the Agent and the Lenders (as defined in the Credit Agreement Amendment) to enter into the Credit Agreement Amendment, the Lessee hereby represents and warrants to the Lessor, the Agent and each Lender that on the Lease Amendment Effective Date, (i) no Event of Default or Potential Event of Default under the Credit Agreement exists and is continuing (other than as waived by the Credit Agreement Amendment) or will exist and be continuing (other than as waived by the Credit Agreement Amendment) after giving effect to this Amendment, (ii) no Default or Lease Event of Default under any Lease exists and is continuing (other than as waived by the Credit Agreement Amendment) or will exist and be continuing (other than as waived by the Credit Agreement Amendment) after giving effect to this Amendment and (iii) all of the representations and warranties contained in the Loan Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Lease Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specified date).

                  16. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  17. THIS AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  18. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Lease Agreement, any other Loan Document or any of the instruments or agreements referred to therein, or prejudice any other right or rights that the Lessor, the Agent, the Lenders or any of them may now have or may have in the future under or in connection with the Lease Agreement, any other Loan Document or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Lease Agreement shall continue in full force and effect. From and after the Lease Amendment Effective Date all references in the Lease Agreement and the other Loan Documents to the Lease Agreement shall be deemed to be references to the Lease Agreement as modified hereby.

                                      ****

                  IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Amendment to be duly executed as of the day and year first above written.




                              ATLAS FREIGHTER LEASING III, INC.,
                                  Lessor


                              By:
                                  ----------------------------------------------
                                  Name:  Fred L. deLeeuw
                                  Title: Vice President and Assistant Secretary




                              ATLAS AIR, INC.,
                                  Lessee


                              By:
                                  ----------------------------------------------
                                  Name:  Douglas A. Carty
                                  Title: Senior Vice President and
                                         Chief Financial Officer



Receipt of this original counterpart of this Amendment is hereby acknowledged this _____ day of October, 2001.



                              BANKERS TRUST COMPANY,
                                  as Agent



                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                                                      SCHEDULE I


         Lease Agreement, dated as of April 25, 2000, between the Lessor and the Lessee, as supplemented by Lease Supplement No. 1, dated as of April 25, 2000, which were recorded together as one instrument by the Federal Aviation Administration (the "FAA") on [May 24], 2000, as Conveyance No. [__________]
[, and as further supplemented by Lease Supplement No. 2, dated as of _________, 2000, which was recorded by the FAA on __________, 20___, as Conveyance No. __________].

                                                                       EXHIBIT A


                     [FORM OF AMENDMENT TO LEASE AGREEMENT]

TO THE EXTENT, IF ANY, THAT THIS AMENDMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AMENDMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE AGENT ON THE SIGNATURE PAGE HEREOF.

                       AMENDMENT NO. 2 TO LEASE AGREEMENT

                  AMENDMENT NO. 2 TO LEASE AGREEMENT (this "Amendment"), dated as of October 30, 2001, between ATLAS FREIGHTER LEASING III, INC., a Delaware corporation (the "Lessor"), and ATLAS AIR, INC., a Delaware corporation (the "Lessee"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease Agreement.


                                   WITNESSETH:

                  WHEREAS, the Lessor and the Lessee are parties to a Lease Agreement, dated as of April 25, 2000, and more particularly described on
Schedule I hereto (as amended, modified, or supplemented through the date hereof, the "Lease Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Lease Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. Section 1 of the Lease Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

                  ""FISCAL YEAR" means the fiscal year of the Lessee."

                  ""GE CAPITAL LOANS" means the loans to be made pursuant to the credit agreement, in form and substance satisfactory to the Agent, entered into or to be entered into between Holdings and General Electric Capital Corporation in connection with the Polar Air Transaction."

                  ""HOLDINGS" means Atlas Air Worldwide Holdings, Inc., a Delaware corporation."

                  ""HOLDINGS GUARANTY" means each Guaranty, dated as of October 30, 2001, given by Holdings to and for the benefit of the Lessor, the Agent, and the Lenders, or any such Guaranty, as the context implies."

                  ""POLAR AIR" means Polar Air Cargo, Inc., a California corporation, which will be an indirect wholly owned subsidiary of Holdings subsequent to the completion of the Polar Air Transaction.".

                  ""POLAR AIR PAYMENT" has the meaning assigned to that term in
         Section 7(e)(2).".

                  ""POLAR AIR TRANSACTION" has the meaning assigned to that term in Section 7(e)(2).".

                  2. Section 1 of the Lease Agreement is hereby further amended by inserting the text "the Holdings Guaranties," immediately following the text "the Leases," in the definition of "Loan Documents."

                  3. Section 7(c) of the Lease Agreement is hereby amended by deleting clause (iv) therefrom and inserting the following text in lieu thereof:

                  "(iv) so long as no Default or Lease Event of Default has occurred and is continuing or would result therefrom, and so long as, on a Pro Forma Basis, the Lessee will be in compliance with the covenant set forth in Section 7(f)(iv), the Lessee may make Investments in Joint Ventures in an aggregate amount not to exceed (A) $15 million less (B) the aggregate amount contributed to capital of Special Purpose Subsidiaries during the period commencing January 1, 2000, and ending on the last day of the Fiscal Year immediately preceding the date of determination (taken as a single accounting period); provided, that the Lessee shall not incur liabilities related to any such Joint Venture in excess of the Lessee's Investment therein;".

                  4. Section 7(c)(vi) of the Lease Agreement is hereby amended by inserting the text "so long as no Default or Lease Event of Default has occurred and is continuing or would result therefrom, and so long as, on a Pro Forma Basis, the Lessee will be in compliance with the covenant set forth in
Section 7(f)(iv)," immediately before the text "the Lessee and its Subsidiaries may".

                  5. Section 7(c) of the Lease Agreement is hereby further amended by inserting the following new paragraph at the end thereof:

                  "Notwithstanding the foregoing, neither the Lessee nor its Subsidiaries may make any direct or indirect loan or advance to a Holding Company, except an Investment made in accordance with Section 7(c)(vi) to the extent such Investment is for the purpose of making mandatory principal and interest payments on the GE Capital Loans."

                  6. Section 7(e) of the Lease Agreement is hereby amended by inserting the text ", and so long as, on a Pro Forma Basis, the Lessee will be in compliance with the covenant set forth in Section 7(f)(iv)" immediately before the text ":".

                  7. Section 7(e) of the Lease Agreement is hereby further amended by deleting clause (2) therefrom and inserting the following text in lieu thereof:

                  "(2) the Lessee may make a one-time Restricted Junior Payment to Holdings in an amount not to exceed $37 million (the "Polar Air Payment"), of which $30 million is to be used by Holdings to fund its acquisition of Polar Air (the "Polar Air Transaction") and $7 million is to be used by Holdings to make mandatory principal and interest payments required under the GE Capital Loans; provided, that, prior to making the Polar Air Payment, the Lessee shall have provided to the Agent an executed copy of the credit agreement pursuant to which the GE Capital Loans will be made, which credit agreement shall be in form and substance satisfactory to the Agent; provided further, that, if the Lessee elects to make the Polar Air Payment, such Polar Air Payment must be made on or prior to November 7, 2001; provided further, that if the Polar Air Payment is funded and, for any reason, the closing of the Polar Air Transaction does not occur on or before November 7, 2001, the Lessee shall cause Holdings to refund the Polar Air Payment to the Lessee immediately;".

                  8. Section 7(e)(4) of the Lease Agreement is hereby amended by deleting the text, "$15 million" in each place where it occurs and by inserting the text "$5 million" in lieu thereof.

                  9. Section 16(c) of the Lease Agreement is hereby amended by inserting the text "or Holdings" immediately following the text "the Lessee".

                  10. Section 16(d) of the Lease Agreement is hereby amended by inserting the text "or Holdings" immediately following the text "the Lessee".

                  11. Section 16(n) of the Lease Agreement is hereby amended by deleting the text "to own directly or indirectly 100% of the outstanding Securities of the Lessee" and inserting the text "to have direct beneficial ownership and control of 100% of the outstanding capital stock of the Lessee, as well as any Securities of the Lessee (other than capital stock) entitled to vote in the election of directors, or if, at any time, the Holding Company grants a Lien with respect to the capital stock of the Lessee" in lieu thereof.

                  12. This Amendment shall become effective on the date (the "Lease Amendment Effective Date") when (i) the Lessor and the Requisite Lenders (as defined in the Credit Agreement) have signed a counterpart (whether the same or different counterparts) to that certain Amendment No. 2 and Consent No. 4 to Credit Agreement (the "Consent"), dated as of the date hereof, among the Lessor, the Lenders (as defined in such Consent) and the Agent, and have delivered (including by way of facsimile) the same to the Agent, (ii) the Lessor, the Lessee and the Agent have signed a counterpart hereof (whether the same or different counterparts) and have delivered (including by way of facsimile) the same to the Agent, (iii) Holdings has signed a counterpart to the Holdings Guaranty that relates to the Lease Agreement and has delivered (including by way of facsimile) the same to the Agent, (iv) the Lessor and the Agent have signed a counterpart (whether the same or different counterparts) to that certain Amendment No. 1 to Security Agreement and Chattel Mortgage, dated as of the date hereof, among the Lessor and the Agent, that relates to the Lease Agreement and the property leased thereunder, and have delivered (including by way of facsimile) the same to the Agent, (v) the fees required by Section 6 of the Consent have been paid and (vi) all other fees, costs, and expenses owing to the Agent or the Lenders, including, without limitation, the fees of White & Case LLP, have been paid.

                  13. In order to induce the Lessor and the Agent to enter into this Amendment, and in order to induce the Agent and the Lenders (as defined in the Consent) to enter into the Consent, the Lessee hereby represents and warrants to the Lessor, the Agent and each Lender that on the Lease Amendment Effective Date, (i) no Event of Default or Potential Event of Default under the Credit Agreement shall exist and be continuing after giving effect to this Amendment, (ii) no Default or Lease Event of Default under any Lease shall exist and be continuing after giving effect to this Amendment and (iii) all of the representations and warranties contained in the Loan Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Lease Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specified date).

                  14. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  15. THIS AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  16. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Lease Agreement, any other Loan Document or any of the instruments or agreements referred to therein, or prejudice any other right or rights that the Lessor, the Agent, the Lenders or any of them may now have or may have in the future under or in connection with the Lease Agreement, any other Loan Document or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Lease Agreement shall continue in full force and effect. From and after the Lease Amendment Effective Date all references in the Lease Agreement and the other Loan Documents to the Lease Agreement shall be deemed to be references to the Lease Agreement as modified hereby.

                                      ****

                  IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Amendment to be duly executed as of the day and year first above written.




                                       ATLAS FREIGHTER LEASING III, INC.,
                                           Lessor


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




                                       ATLAS AIR, INC.,
                                           Lessee


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:




Receipt of this original counterpart of this Amendment is hereby acknowledged this _____ day of October, 2001.



                                       BANKERS TRUST COMPANY,
                                           as Agent



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                      SCHEDULE I



         Lease Agreement, dated as of April 25, 2000, between the Lessor and the Lessee, as supplemented by Lease Supplement No. 1, dated as of April 25, 2000, which were recorded together as one instrument by the Federal Aviation Administration (the "FAA") on [May 24], 2000, as Conveyance No. [__________]
[, and as further supplemented by Lease Supplement No. 2, dated as of _________, 2000, which was recorded by the FAA on __________, 20___, as Conveyance No. __________], and as amended by Amendment No. 1 to Lease Agreement, dated as of October 15, 2001.

                                                                       EXHIBIT A

                     [FORM OF AMENDMENT TO LEASE AGREEMENT]

TO THE EXTENT, IF ANY, THAT THIS AMENDMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AMENDMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE AGENT ON THE SIGNATURE PAGE HEREOF.

                       AMENDMENT NO. 3 TO LEASE AGREEMENT

                  AMENDMENT NO. 3 TO LEASE AGREEMENT (this "Amendment"), dated as of December 14, 2001, between ATLAS FREIGHTER LEASING III, INC., a Delaware corporation (the "Lessor"), and ATLAS AIR, INC., a Delaware corporation (the "Lessee"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease Agreement.

                                   WITNESSETH:

                  WHEREAS, the Lessor and the Lessee are parties to a Lease Agreement, dated as of April 25, 2000, and more particularly described on
Schedule I hereto (as supplemented, the "Lease Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Lease Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. Section 7(f)(i) of the Lease Agreement is hereby amended by deleting the table therefrom and inserting the following table in lieu thereof:


                              FISCAL QUARTER                   MINIMUM INTEREST
                                 ENDING                         COVERAGE RATIO
                              --------------                   ----------------
                            March 31, 2000                        2.10:1.00

                            June 30, 2000                         2.10:1.00

                            September 30, 2000                    2.20:1.00

                            December 31, 2000                     2.20:1.00


                              FISCAL QUARTER                   MINIMUM INTEREST
                                 ENDING                         COVERAGE RATIO
                              --------------                   ----------------
                            March 31, 2001                        2.40:1.00

                            June 30, 2001                         2.40:1.00

                            September 30, 2001                    2.50:1.00

                            December 31, 2001                     1.90:1.00

                            March 31, 2002                        1.70:1.00

                            June 30, 2002                         1.75:1.00

                            September 30, 2002                    1.75:1.00

                            December 31, 2002                     1.75:1.00

                            March 31, 2003                        2.50:1.00

                            June 30, 2003                         2.75:1.00

                            September 30, 2003                    2.75:1.00

                            December 31, 2003                     2.75:1.00

                            March 31, 2004                        2.75:1.00

                            June 30, 2004                         2.75:1.00

                            September 30, 2004                    2.75:1.00

                            December 31, 2004                     2.75:1.00

                            March 31, 2005                        2.75:1.00

                            June 30, 2005                         2.75:1.00

                            September 30, 2005                    2.75:1.00

                            December 31, 2005                     2.75:1.00

                            March 31, 2006                        2.75:1.00

                            June 30, 2006                         2.75:1.00

                            September 30, 2006                    2.75:1.00

                            December 31, 2006                     2.75:1.00

                  2. Section 7(f)(ii) of the Lease Agreement is hereby amended by deleting the table therefrom and inserting the following table in lieu thereof:


        FISCAL QUARTER                   MAXIMUM
            ENDING                   LEVERAGE RATIO
        --------------               --------------
March 31, 2000                         4.75:1.00

June 30, 2000                          4.75:1.00

September 30, 2000                     4.75:1.00

December 31, 2000                      4.75:1.00

March 31, 2001                         4.75:1.00

June 30, 2001                          4.50:1.00

September 30, 2001                     4.50:1.00

December 31, 2001                      6.25:1.00

March 31, 2002                         6.70:1.00

June 30, 2002                          6.40:1.00

September 30, 2002                     6.40:1.00

December 31, 2002                      6.40:1.00

March 31, 2003                         4.25:1.00

June 30, 2003                          4.25:1.00

September 30, 2003                     4.25:1.00

December 31, 2003                      4.00:1.00


        FISCAL QUARTER                   MAXIMUM
            ENDING                   LEVERAGE RATIO
        --------------               --------------
March 31, 2004                         4.00:1.00

June 30, 2004                          4.00:1.00

September 30, 2004                     4.00:1.00

December 31, 2004                      3.75:1.00

March 31, 2005                         3.75:1.00

June 30, 2005                          3.75:1.00

September 30, 2005                     3.75:1.00

December 31, 2005                      3.50:1.00

March 31, 2006                         3.50:1.00

June 30, 2006                          3.50:1.00

September 30, 2006                     3.50:1.00

December 31, 2006                      3.50:1.00

                  3. The Lease Agreement is hereby amended by deleting Exhibit B thereto in its entirety and replacing it with Annex A attached hereto.

                  4. The Lease Agreement is hereby amended by deleting Exhibit C thereto in its entirety and replacing it with Annex B attached hereto.

                  5. On or prior to the Lease Amendment Effective Date (as defined below), the Lessee shall make a prepayment of Basic Rent in the amount set forth on Schedule II hereto, which prepayment shall offset the immediately succeeding payments of Basic Rent required pursuant to Section 3(a) of the Lease Agreement.

                  6. This Amendment shall become effective on the date (the "Lease Amendment Effective Date") when (i) the Lessor and the holders of a majority of principal of each of the Tranche A Loans (as defined in the Credit Agreement) and Tranche B Loans (as defined in the Credit Agreement) have signed a counterpart (whether the same or different counterparts) to that certain Consent No. 5 and Waiver No. 3 to Credit Agreement (the "Consent"), dated as of the date hereof, among the Lessor, the Lenders (as defined in such Consent) and the Agent, and have delivered (including by way of facsimile) the same to the Agent, (ii) the Lessor, the Lessee, and the Agent have signed a counterpart hereof (whether the same or different counterparts) and have delivered (including by way of facsimile) the same to the Agent, (iii) the payments required by Sections 4 and 6 of the Consent have been paid, and (iv) all other fees, costs, and expenses owing to the Agent or the Lenders, including, without limitation, the fees of White & Case LLP, have been paid.

                  7. In order to induce the Lessor and the Agent to enter into this Amendment, and in order to induce the Agent and the Lenders (as defined in the Consent) to enter into the Consent, the Lessee hereby represents and warrants to the Lessor, the Agent, and each Lender that on the Lease Amendment Effective Date, (i) no Event of Default or Potential Event of Default under the Credit Agreement exists and is continuing (other than as waived by the Consent) or will exist and be continuing (other than as waived by the Consent) after giving effect to this Amendment, (ii) no Default or Lease Event of Default under any Lease exists and is continuing (other than as waived by the Consent) or will exist and be continuing (other than as waived by the Consent) after giving effect to this Amendment, and (iii) all of the representations and warranties contained in the Loan Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Lease Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specified date).

                  8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  9. THIS AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  10. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver, or modification of any other term or condition of the Lease Agreement, any other Loan Document, or any of the instruments or agreements referred to therein, or prejudice any other right or rights that the Lessor, the Agent, the Lenders, or any of them may now have or may have in the future under or in connection with the Lease Agreement, any other Loan Document, or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Lease Agreement shall continue in full force and effect. From and after the Lease Amendment Effective Date, all references in the Lease Agreement and the other Loan Documents to the Lease Agreement shall be deemed to be references to the Lease Agreement as modified hereby.

                                      *****

                  IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Amendment to be duly executed as of the day and year first written above.




                                          ATLAS FREIGHTER LEASING III, INC.,
                                              Lessor


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:




                                          ATLAS AIR, INC.,
                                              Lessee


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:



Receipt of this original counterpart of this Amendment is hereby acknowledged this _____ day of December, 2001.



                                          BANKERS TRUST COMPANY,
                                              as Agent



                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                                                      SCHEDULE I


         Lease Agreement, dated as of April 25, 2000, between the Lessor and the Lessee, as supplemented by Lease Supplement No. 1, dated as of April 25, 2000, which were recorded together as one instrument by the Federal Aviation Administration (the "FAA") on [May 24], 2000, as Conveyance No. __________ [, and as further supplemented by Lease Supplement No. 2, dated as of November 13, 2000, which was recorded by the FAA on December ___, 2000, as Conveyance No. __________], and as amended by Amendment No. 1 to Lease Agreement, dated as of October 15, 2001, which was recorded by the FAA on ___________, 20___, as Conveyance No. __________, and as further amended by Amendment No. 2 to Lease Agreement, dated as of October 30, 2001, which was recorded by the FAA on ___________, 20___, as Conveyance No. __________.

                                                                     SCHEDULE II




                                $[__________](1)




--------

(1) The Agent shall provide a Schedule II for each Lease Amendment. The amount set forth on Schedule II for each Lease Amendment shall be an amount equal to the product obtained by multiplying (i) the total prepayment required by the Consent by (ii) a fraction, the numerator of which is the Maximum Loan Amount for the Aircraft or Spare Engine Pool leased pursuant to the Lease Agreement corresponding to such Lease Amendment, and the denominator of which is the sum of the Maximum Loan Amounts for all Aircraft or Spare Engine Pools currently leased under the Leases.

                                                                         ANNEX A

                                                                    SCHEDULE B
                                                                       to
                                                                 Lease Agreement



                                  BASIC RENT(2)




                                                          Cash
                                 Accrued                Payment                Deferral               Interest
          Date                 Basic Rent            of Basic Rent           of Basic Rent           on Deferral
          ----                 ----------            -------------           -------------           -----------






















Total

----------

2        The Agent shall prepare an Exhibit B for each Lease.

                                                                         ANNEX B

                                                                   SCHEDULE C
                                                                       to
                                                                 Lease Agreement



                           STIPULATED LOSS VALUES(3)



          Stipulated Loss                    Stipulated
        Determination Date                   Loss Value
        ------------------                   ----------





----------

3        The Agent shall prepare an Exhibit C for each Lease.